PIMCO Funds: Pacific Investment Management Series

Supplement dated February 12, 2003 to the Class D
Prospectus dated November 26, 2002

Disclosure relating to the CommodityRealReturn Strategy Fund

In the individual Fund Summary for the Fund, under the heading "Fees and Expenses of the Fund," footnote 2 to the "Annual Fund Operating Expenses" table has been revised in its entirety to read as follows:

The Fund's administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total fees paid under the administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.75% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see "Management of the Funds-Investment Adviser and Administrator-Administrative Fees" for details. The Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the "NASD"). To the extent that such fees are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.

Disclosure relating to the GNMA Fund

In the individual Fund Summary for the Fund, under the heading "Fees and Expenses of the Fund," footnote 1 to the "Annual Fund Operating Expenses" table has been revised in its entirety to read as follows:

The Fund's administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total fees paid under the administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.65% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see "Management of the Funds-Investment Adviser and Administrator-Administrative Fees" for details. The Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the "NASD"). To the extent that such fees are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.

Investors Should Retain This Supplement For Future Reference